PROSPECTUS & APPLICATION


                      INVESTMENT STRATEGY:   Templeton
                            GLOBAL GROWTH    Global
                             AND INCOME      Bond Fund

                                             JANUARY 1, 1998
                                             [LOGO]


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This prospectus  describes Class I and Class II shares of Templeton  Global Bond
Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.


The Fund currently offers another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

The Fund is a non-diversified series of Templeton Income Trust (the "Trust"). The Trust has a Statement of Additional Information ("SAI") for its Class I and Class II shares, dated January 1, 1998, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TEMPLETON GLOBAL BOND FUND

--------------------------------------------------------------------------------

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

TEMPLETON GLOBAL BOND FUND
--------------------------
January 1, 1998


Whenreading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary................................................... 2
Financial Highlights.............................................. 4
How Does the Fund Invest Its Assets?.............................. 6
What Are the Fund's Potential Risks?.............................. 13
Who Manages the Fund?............................................. 17
How Does the Fund Measure Performance?............................ 20
How Taxation Affects the Fund and Its Shareholders................ 21
How Is the Trust Organized?....................................... 25

ABOUT YOUR ACCOUNT

How Do I Buy Shares?.............................................. 27
May I Exchange Shares for Shares of Another Fund?................. 34
How Do I Sell Shares?............................................. 38
What Distributions Might I Receive From the Fund?................. 42
Transaction Procedures and Special Requirements................... 43
Services to Help You Manage Your Account.......................... 48
What If I Have Questions About My Account?........................ 50

GLOSSARY

Useful Terms and Definitions...................................... 52

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030
1-800/DIAL BEN

ABOUT THE  FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of each class for the fiscal year ended August 31, 1997. The Fund's actual expenses may vary.

A. SHAREHOLDER TRANSACTION EXPENSES(+)

                                            CLASS I         CLASS II

       Maximum Sales Charge
        (as a  percentage  of  Offering      4.25%           1.99%
         Price)
        Paid at time of purchase             4.25%(++)       1.00%(+++)
        Paid at redemption(++++)            NONE             0.99%
      Exchange Fee (per transaction)        $5.00*          $5.00*

B. ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

      Management Fees                        0.49%          0.49%
      Rule 12b-1 Fees                        0.25%**        0.65%**
      Other Expenses                         0.41%          0.40%
                                             ----           ----
      Total Fund Operating Expenses          1.15%          1.54%


C. EXAMPLE


Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the These are the projected expenses for each $1,000 that you invest in the Fund.



                    ONE YEAR      THREE YEARS     FIVE YEARS     TEN YEARS


-------------- ------------ ---------------- -------------- -------------
Class I          $ 54***          $ 77           $ 103          $ 176
Class II         $ 35             $ 58           $  93          $ 192


    For the same Class II investment, you would pay projected expenses of $26 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

    THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.


(+)IF YOUR TRANSACTION IS PROCESSED THROUGH YOUR SECURITIES DEALER, YOU MAY BE CHARGED A FEE BY YOUR SECURITIES DEALER FOR THIS SERVICE.

(++)THERE IS NO FRONT-END SALES CHARGE IF YOU INVEST $1 MILLION OR MORE IN CLASS I SHARES.

(+++)ALTHOUGH CLASS II HAS A LOWER FRONT-END SALES CHARGE THAN CLASS I, ITS RULE 12B-1 FEES ARE HIGHER. OVER TIME YOU MAY PAY MORE FOR CLASS II SHARES. PLEASE SEE "HOW DO I BUY SHARES? -- CHOOSING A SHARE CLASS."

(++++)A CONTINGENT DEFERRED SALES CHARGE MAY APPLY TO ANY CLASS II PURCHASE IF YOU SELL THE SHARES WITHIN 18 MONTHS AND TO CLASS I PURCHASES OF $1 MILLION OR MORE IF YOU SELL THE SHARES WITHIN ONE YEAR. A CONTINGENT DEFERRED SALES CHARGE MAY ALSO APPLY TO PURCHASES BY CERTAIN RETIREMENT PLANS THAT QUALIFY TO BUY CLASS I SHARES WITHOUT A FRONT-END SALES CHARGE. THE CHARGE IS 1% OF THE VALUE OF THE SHARES SOLD OR THE NET ASSET VALUE AT THE TIME OF PURCHASE, WHICHEVER IS LESS. THE NUMBER IN THE TABLE SHOWS THE CHARGE AS A PERCENTAGE OF OFFERING PRICE. WHILE THE PERCENTAGE IS DIFFERENT DEPENDING ON WHETHER THE CHARGE IS SHOWN BASED ON THE NET ASSET VALUE OR THE OFFERING PRICE, THE DOLLAR AMOUNT PAID BY YOU WOULD BE THE SAME. SEE "HOW DO I SELL SHARES? -- CONTINGENT DEFERRED SALES CHARGE" FOR DETAILS.


*$5.00 FEE IS ONLY FOR MARKET TIMERS. WE PROCESS ALL OTHER EXCHANGES WITHOUT A
 FEE.

**THE COMBINATION OF FRONT-END SALES CHARGES AND RULE 12B-1 FEES COULD CAUSE LONG-TERM SHAREHOLDERS TO PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE NASD'S RULES.

***ASSUMES A CONTINGENT DEFERRED SALES CHARGE WILL NOT APPLY.

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's financial history. The information has been audited by McGladrey & Pullen, LLP, the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.




CLASS I SHARES

Year Ended August 31                         1997        1996         1995

---------------------------------------- ----------- ------------ -----------
Per Share Operating Performance
(for  a  share  outstanding  throughout
the year)
Net asset value, beginning of year       $     9.76  $     9.32   $     9.05
                                        ----------- ------------ -----------
Income from investment operations:
  Net investment income                         .63         .69          .73
  Net  realized  and  unrealized  gains         .03         .35          .17
   (losses)
                                        ----------- ------------ -----------
Total from investment operations                .66        1.04          .90
                                        ----------- ------------ -----------
Less distributions:
  Dividends from net investment income         (.60)       (.58)        (.54)
  Distributions from net realized gains          --           --          --
Tax basis return of capital                      --         (.02)        (.09)
                                         ----------- ------------ -----------
Total distributions                            (.60)       (.60)        (.63)
                                         ----------- ------------ -----------
Net asset value, end of year             $     9.82  $     9.76   $     9.32
                                         ----------- ------------ -----------
Total return(2)                                6.87%      11.44%       10.43%
Ratios/Supplemental Data:
Net assets, end of year (000)            $ 198,131   $ 185,596    $ 191,301
Ratios to average net assets:
  Expenses                                     1.15%       1.13%        1.18%
  Net investment income                        6.41%       7.09%        7.99%
Portfolio turnover rate                      166.69%     109.40%      101.12%


(1)BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING.

(2)TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS.


 1994(1)       1993        1992         1991        1990         1989        1988
------------- ----------- ------------ ----------- ------------ ----------- ------------
$     9.96    $    10.55  $     9.81   $     9.95  $    10.18   $     9.89  $    10.53
------------- ----------- ------------ ----------- ------------ ----------- ------------
       .72           .82         .83          .91         .94          .88         .74
      (.91)         (.35)        .75         (.11)       (.18)         .26        (.51)
------------- ----------- ------------ ----------- ------------ ----------- ------------
      (.19)          .47        1.58          .80         .76         1.14         .23
------------- ----------- ------------ ----------- ------------ ----------- ------------
      (.53)         (.76)       (.84)        (.91)       (.96)        (.82)       (.75)
      (.07)         (.30)        --          (.03)       (.03)        (.03)       (.12)
      (.12)          --          --           --          --           --          --
------------- ----------- ------------ ----------- ------------ ----------- ------------
      (.72)        (1.06)       (.84)        (.94)       (.99)        (.85)       (.87)
------------- ----------- ------------ ----------- ------------ ----------- ------------
$     9.05    $     9.96  $    10.55   $     9.81  $     9.95   $    10.18  $     9.89
------------- ----------- ------------ ----------- ------------ ----------- ------------
    (2.01)%        5.00%      16.75%        8.43%       8.08%       11.92%       2.25%
 $ 205,482     $ 206,667   $ 179,799    $ 127,888   $ 112,492    $ 117,655   $ 127,519
   1.18%         1.01%        .98%        1.05%       1.04%        1.10%       1.10%
   7.50%         8.45%       8.14%        9.23%       9.50%        8.63%       7.12%
   139.23%       266.93%     233.93%      408.39%      86.09%       88.50%     158.15%






CLASS II SHARES
Year Ended August 31                        1997        1996       1995(1)
---------------------------------------- ----------- ---------- -------------
Per Share Operating Performance
(for  a  share  outstanding  throughout
the year)
Net asset value, beginning of year       $    9.77   $    9.31  $    9.05
                                       ----------- ---------- -------------
Income from investment operations:
  Net investment income                        .57         .61        .21
  Net realized and unrealized gains            .05         .41        .24
Total from investment operations               .62        1.02        .45
                                       ----------- ---------- -------------
Less distributions:
  Dividends from net investment income        (.56)       (.54)      (.15)
  Tax basis return of capital                   --         (.02)      (.04)
Total distributions                           (.56)       (.56)      (.19)
                                       ----------- ---------- -------------
Net asset value, end of year             $    9.83   $    9.77  $    9.31
                                       ----------- ---------- -------------
Total return(2)                               6.44%      11.20%      5.03%
Ratios/Supplemental Data:
Net assets, end of year (000)            $  16,629   $   6,563  $   2,043
Ratios to average net assets:
  Expenses                                    1.54%       1.56%      1.57%(3)
  Net investment income                       5.96%       6.69%      7.47%(3)
Portfolio turnover rate                     166.69%     109.40%    101.12%



(1)FOR THE PERIOD FROM MAY 1, 1995 (COMMENCEMENT OF SALES) THROUGH AUGUST 31, 1995.

(2)TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR CONTINGENT DEFERRED SALES CHARGE AND IS NOT ANNUALIZED.

(3)ANNUALIZED.

HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

The Fund's investment objective is current income with capital appreciation and growth of income. The Fund seeks to achieve its objective through a flexible policy of investing primarily in debt securities of companies, governments and government agencies of various nations throughout the world, as well as preferred stock, common stocks which pay dividends, income-producing securities which are convertible into common stock of such companies and sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") (collectively, "depositary receipts"). The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. There can be no assurance that the Fund's investment objective will be achieved.

Under normal circumstances, the Fund will invest at least 65% of its total assets in issuers domiciled in at least three different nations (one of which may be the U.S.). The Fund's investments in common stocks will emphasize companies, in various countries and industries, which pay dividends and may offer prospects for further growth in dividend payments and capital appreciation.

The Fund may invest in any debt security (which may include structured investments, as described in the SAI under "How Does the Fund Invest Its Assets? -- Structured Investments"), including securities rated in any category by S&P or Moody's and securities which are unrated by any rating agency. As an operating policy, the Fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's. The average maturity of the debt securities in the Fund's portfolio will fluctuate depending upon Investment Counsel's judgment as to future interest rate changes. See "How Does the Fund Invest Its Assets? -- Debt Securities" in the SAI.

The Fund may buy and sell financial futures contracts, stock and bond index futures contracts and foreign currency forward and futures contracts. The Fund also may write and buy put and call options on securities, indices, foreign currencies and futures contracts. In addition, the Fund may invest in "when-issued" securities and collateralized mortgage obligations, lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). The Fund may also invest in repurchase agreements. These investment techniques are described below and under the heading "How Does the Fund Invest Its Assets?" in the SAI.

Although the Fund may invest up to 25% of its assets in a single industry, there is no present intention of doing so. Under a non-fundamental policy approved by the Board, Investment Counsel will select securities for purchase by the Fund from many industries that it believes to be productive and beneficial.

The Fund may invest up to 5% of its total assets in securities that may not be resold without registration under applicable law ("restricted securities"). There may be a lapse of time between the Fund's decision to sell any restricted security and the registration of the security. During this period, the price of the security will be subject to market fluctuations. The Fund may invest up to 10% of its total assets in restricted securities and other securities which are not restricted but which are not readily marketable (i.e., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers).

The Fund does not intend to emphasize short-term trading profits and usually expects to have a portfolio turnover rate not exceeding 200%.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

The Fund is authorized to use the various securities and investment techniques described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Fund in some of the markets in which the Fund will invest and may not be available for extensive use in the future.

TEMPORARY  INVESTMENTS.  When  Investment  Counsel  determines  that a temporary defensive strategy is warranted, the Fund may invest without limit in U.S. government securities maturing in 13 months or less, commercial paper, bank time deposits with less than seven days remaining to maturity and bankers' acceptances.

REPURCHASE AGREEMENTS. When the Fund acquires a security from a U.S. bank or a registered broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not tied to the coupon rate of the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in its ability to dispose of the underlying security and might incur a loss if the value of the security declines, as well as incur disposition costs in liquidating the security.

OPTIONS ON SECURITIES, INDICES AND FUTURES CONTRACTS. The Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities, securities indices or futures contracts that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a security or futures contract is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a call or put option only if the option is "covered." This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities or futures contracts subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities or futures contracts as the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities or futures contracts at an equal or greater exercise price.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.


The Fund will generally enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when Investment Counsel believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." The Fund's forward transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Fund has no specific limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, except that the Fund will not enter a forward contract if the amount of assets set aside to cover forward contracts would impede portfolio management or the Fund's ability to meet redemption requests. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.


The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.


FUTURES CONTRACTS. For hedging purposes only, the Fund may buy and sell financial futures contracts, stock and bond index futures contracts and foreign currency futures contracts. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "How Does the Fund Invest Its Assets -- Futures Contracts" in the SAI. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts.

WHEN-ISSUED SECURITIES. New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels.
However, the Fund will not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.


BORROWING. The Board has adopted a policy of limiting the Fund's borrowing to 5% of the value of its net assets to increase its holdings of portfolio securities. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities.

DEPOSITARY RECEIPTS. ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.
Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund's investment policies, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are fixed-income securities which are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other issuers in the U.S. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees issued by U.S. government agencies, private issuers and the mortgage poolers. The Fund may buy CMOs without insurance or guarantees if, in the opinion of Investment Counsel, the sponsor is creditworthy. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO.


U.S. GOVERNMENT SECURITIES. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

COMMERCIAL PAPER. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P. See the Appendix in the SAI for a description of these ratings.


WHAT ARE THE FUND'S POTENTIAL RISKS?

You should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a shareholder may anticipate that the value of the shares of the Fund will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which the Fund is invested may also be reflected in declines in the price of shares of the Fund. Changes in the prevailing rates of interest in any of the countries in which the Fund is invested in fixed income securities will likely affect the value of such holdings and thus the value of Fund shares. Increased rates of interest, which frequently accompany inflation and/or a growing economy, are likely to have a negative effect on the value of Fund shares. The value of debt securities held by the Fund generally will vary inversely with changes in prevailing interest rates. In addition, changes in currency valuations will affect the price of shares of the Fund. History reflects both decreases and increases in stock markets and currency valuations, and these may occur unpredictably in the future. Additionally, investment decisions made by Investment Counsel will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.

The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "How Taxation Affects the Fund and Its Shareholders." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. government securities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, and may be more susceptible to any single economic, political or regulatory occurrence, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.


The Fund has the right to purchase securities in any foreign country, developed or developing. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts. Also, some countries may withhold portions of income and dividends at the source. These considerations generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in developing countries therefore may be subject to potentially higher risks than in developed countries.

Brokerage commissions, custodial services, and other costs relating to investments in foreign countries are generally more expensive than in the U.S. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.


In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. The Fund may invest in Eastern European countries, which involves special risks that are described under "What Are the Fund's Potential Risks?" in the SAI.


Prior governmental approval of non-domestic investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.


As a non-fundamental policy, the Fund will limit its investments in Russian securities to 5% of its total assets. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. For more information on these risks and other risks associated with Russian securities, please see "What Are the Fund's Potential Risks?" in the SAI.

On July 1, 1997, Hong Kong reverted to the sovereignty of China. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.

The Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

Although the Fund's current investment policy is that it will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's, the Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high-risk, lower quality debt securities would be consistent with the interests of the Fund and its shareholders. High-risk, lower quality debt securities, commonly known as "junk bonds," are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by Investment Counsel to ensure, to the extent possible, that the planned investment is sound. The Fund may, from time to time, purchase defaulted debt securities if, in the opinion of Investment Counsel, the issuer may resume interest payments in the near future. The Fund will not invest more than 10% of its total assets in defaulted debt securities, which may be illiquid.

Successful use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or option contract may not be available when the Fund seeks to close a futures or option position. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or option contract is based and movements in the securities or currency in the Fund's portfolio. Successful use of futures or option contracts is further dependent on Investment Counsel's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or securities indices is subject to similar risk considerations.


There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described in the SAI.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist among the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Investment Counsel manages the Fund's assets and makes its investment decisions. Investment Counsel also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.
Together, Investment Counsel and its affiliates manage over $223 billion in assets. The Templeton organization has been investing globally since 1940. Investment Counsel and its affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Poland, Russia, Singapore, South Africa, Taiwan, United Kingdom, U.S. and Vietnam. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

PORTFOLIO MANAGEMENT. The Fund's lead portfolio manager since 1995 is Thomas Latta. Mr. Latta is a vice president of Templeton Global Bond Managers, a division of Investment Counsel. He attended the University of Missouri and New York University. Mr. Latta is a Chartered Financial Analyst, and a member of the Association for Investment Management and Research and the Institute of Chartered Financial Analysts. Before joining the Templeton organization in 1991, Mr. Latta worked as a portfolio manager with Forester & Hairston, a Houston-based global fixed income investment management firm. Prior to that, Mr. Latta spent seven years with Merrill Lynch, Pierce, Fenner & Smith Incorporated, where, among other assignments, he was part of an investment advisory team to the Saudi Arabian Monetary Authority. While at Merrill Lynch, Mr. Latta also acted as an advisor to investment managers concerning the modeling and application of interest rate immunization strategies in fixed income portfolios. Mr. Latta's current research responsibilities include the core European markets.

Neil S. Devlin and Thomas J. Dickson have secondary portfolio management responsibilities for the Fund. Mr. Devlin is the chief investment officer and executive vice president of Templeton Global Bond Managers. He holds a BA in economics and philosophy from Brandeis University, and is a Chartered Financial Analyst. Before joining the Templeton organization in 1987, he was a portfolio manager and bond analyst with Constitution Capital Management of Boston. Prior to that, Mr. Devlin was a bond trader and research analyst for the Bank of New England. Mr. Devlin currently directs investment strategies in both the developed and emerging fixed income markets. He is also a portfolio manager for several Templeton mutual funds as well as corporate pension accounts. Mr. Dickson is currently a portfolio manager for several Franklin Templeton mutual funds. He holds a BS in managerial economics from the University of California at Davis. Prior to joining the Templeton organization in 1994, Mr. Dickson worked as a fixed-income analyst and trader for Franklin Advisers, Inc. Mr. Dickson's current research responsibilities include country coverage of Australia, Canada, Japan, and New Zealand.

MANAGEMENT FEES. During the fiscal year ended August 31, 1997, management fees totaling 0.49% of the average daily net assets of the Fund were paid to Investment Counsel. Total expenses, including fees paid to Investment Counsel, were 1.15% of the average daily net assets of the Fund for Class I and 1.54% for Class II.

PORTFOLIO TRANSACTIONS. Investment Counsel tries to obtain the best execution on all transactions. If Investment Counsel believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How
Does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Since October 1, 1996, FT Services has provided certain administrative services and facilities for the Fund. Prior to that date, Templeton Global Investors, Inc. provided the same services to the Fund. During the fiscal year ended August 31, 1997, administration fees totaled 0.15% of the average daily net assets of the Fund. These fees are included in the amount of total expenses shown above. Please see "Investment Management and Other Services" in the SAI for more information.


THE RULE 12B-1 PLANS


Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the Fund under the Class I plan may not exceed 0.25% per year of Class I's average daily net assets. Expenses not reimbursed in any quarter may be reimbursed in future quarters or years. This includes expenses not reimbursed because they exceeded the applicable limit under the plan. As of August 31, 1997, expenses under the Class I plan that may be reimbursable in future quarters or years totaled $23,198, or 0.01% of Class I's net assets. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.


Under the Class II plan, the Fund may pay Distributors up to 0.50% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.

The Fund may also pay a servicing fee of up to 0.15% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.


The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, each class of the Fund advertises its performance. Commonly used measures of performance include total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.


Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.


The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How Does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

ON AUGUST 5, 1997, PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF 1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES IN THE CODE. BECAUSE MANY OF THESE CHANGES ARE COMPLEX, THEY ARE DISCUSSED IN THE SAI.

TAXATION OF THE FUND'S INVESTMENTS. The Fund invests your money in the bonds, stocks and other securities that are described in the section "How Does the Fund Invest Its Assets?" Special tax rules may apply in determining the income and gains the Fund earns on its investments. These rules may, in turn, affect the amount of distributions that the Fund pays to you. These special tax rules are discussed in the SAI.

TAXATION OF THE FUND. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains that it distributes to you.

HOW DOES THE FUND EARN INCOME AND GAINS?

The Fund earns interest and dividends (the Fund's "income") on its investments. When the Fund sells a security for a price that is higher than it paid, it has a gain. When the Fund sells a security for a price that is lower than it paid, it has a loss. If the Fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If the Fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The Fund's gains and losses are netted together, and, if the Fund has a net gain (the Fund's "gains"), that gain will generally be distributed to you.

FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from the Fund's investments in foreign stocks and bonds. These taxes will reduce the amount of the Fund's distributions to you. The Fund may also invest in the securities of foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause the Fund to pay income taxes and interest charges. If possible, the Fund will not invest in PFICs or will adopt other strategies to avoid these taxes and charges.

TAXATION OF SHAREHOLDERS

DISTRIBUTIONS. Distributions from the Fund, whether you receive them in cash or in additional shares, are generally subject to income tax. The Fund will send you a statement in January of the current year showing the ordinary dividends, capital gain distributions and non-taxable distributions you received from the Fund in the prior year. The amounts on this statement will include distributions declared in December of the prior year, and paid to you in January of the current year. These distributions are taxable as if you had received them on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

WHAT IS A DISTRIBUTION?

As a shareholder, you will receive your share of the Fund's income and gains on its investments in stocks, bonds and other securities. The Fund's income and short-term capital gains are paid to you as ordinary dividends. The Fund's long-term capital gains are paid to you as capital gain distributions. If the Fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable distribution. These amounts, taken together, are what we call the Fund's distributions to you.

The Fund's statement for the prior year will tell you how much of your capital gain distribution represents 28% rate gain, or 25% rate gain, if applicable. The remainder of the capital gain distribution, after subtracting out these amounts represents 20% rate gain.

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a Section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you.

DIVIDENDS-RECEIVED DEDUCTION. Either none or only a small portion of the Fund's distributions will qualify for the corporate dividends-received deduction.

REDEMPTIONS AND EXCHANGES. If you redeem your shares or if you exchange your shares in the Fund for shares in another Franklin Templeton Fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. If you exchange Fund shares held for 90 days or less and pay no sales charge or a reduced sales charge for the new shares, all or a portion of the sales charge you paid on the purchase of the shares you exchanged is not included in their cost for purposes of computing gain or loss on the exchange. If you hold your shares for six months or less, any loss you have will be treated as a long-term capital loss to the extent of any capital gains distributions received by you from the Fund. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the Fund within 30 days before or after your redemption or exchange.

WHAT IS A REDEMPTION?

A redemption is a sale by you to the Fund of some or all of your shares in the Fund. The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in the Fund for shares of another Franklin Templeton Fund is treated as a redemption of Fund shares and then a purchase of shares of the other Fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the basis in your shares is more or less than your cost or other basis in the shares. Call Fund Information at 1-800-342-5236 for a free Shareholder Tax Information Handbook if you need more information in calculating the gain or loss on the redemption or exchange of your shares.

FOREIGN TAXES. If more than 50% of the value of the Fund's assets consists of foreign securities, the Fund may elect to pass-through to you the amount of foreign taxes it paid. If the Fund makes this election, your year-end statement will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or claim a foreign tax credit for such taxes against your U.S. federal income tax. Your year-end statement, showing the amount of deduction or credit available to you, will be distributed to you in January along with other shareholder information records including your Fund Form 1099-DIV.

WHAT IS A FOREIGN TAX CREDIT?

A foreign tax credit is a tax credit for the amount of taxes imposed by a foreign country on earnings of the Fund. When a foreign company in which the Fund invests pays a dividend to the Fund, the dividend will generally be subject to a withholding tax. The taxes withheld in foreign countries create credits that you may use to offset your U.S. federal income tax.

The 1997 Act includes a provision that allows you to claim these credits directly on your income tax return (Form 1040) and eliminates the previous requirement that you complete a detailed supporting form. To qualify, you must have $600 or less in joint return foreign taxes ($300 or less on a single return), all of which are reported to you on IRS Form 1099-DIV. THIS SIMPLIFIED PROCEDURE APPLIES ONLY FOR CALENDAR YEARS 1998 AND BEYOND, AND IS NOT AVAILABLE IN 1997.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your Fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the Fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the Fund as well as gains arising from redemptions or exchanges of your Fund shares will generally be subject to state and local income tax. The holding of Fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the Fund.

BACKUP WITHHOLDING. When you open an account, IRS regulations require that you provide your taxpayer identification number ("TIN"), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper tax certifications, the Fund is required to withhold 31% of all the distributions (including ordinary dividends and capital gain distributions) and redemption proceeds paid to you. The Fund is also required to begin backup withholding on your account if the IRS instructs the Fund to do so. The Fund reserves the right not to open your account or, alternatively, to redeem your shares at the current net asset value, less any taxes withheld, if you fail to provide a correct TIN, fail to provide the proper tax certifications, or the IRS instructs the Fund to begin backup withholding on your account.

WHAT IS A BACKUP WITHHOLDING?

Backup withholding occurs when the Fund is required to withhold and pay over to the IRS 31% of your distributions and redemption proceeds. You can avoid backup withholding by providing the Fund with your TIN, and by completing the tax certifications on your account application that you were asked to sign when you opened your account. However, if the IRS instructs the Fund to begin backup withholding, it is required to do so even if you provided the Fund with your TIN and these tax certifications, and backup withholding will remain in place until the Fund is instructed by the IRS that it is no longer required.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES" IN THE SAI. THE TAX TREATMENT OF DISTRIBUTIONS OF ORDINARY DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID, AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE SHAREHOLDER TAX INFORMATION HANDBOOK, AVAILABLE FROM FUND INFORMATION AT 1-800-342-5236.

HOW IS THE TRUST ORGANIZED?

The Fund is a non-diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on June 16, 1986, and is registered with the SEC. As of January 1, 1997, the Fund began offering a new class of shares designated Templeton Global Bond Fund -- Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Templeton Global Bond Fund -- Class I and Templeton Global Bond Fund -- Class II. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.


The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.


The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or for the purpose of considering the removal of a Board member if requested in writing to do so by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. PLEASE INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, YOUR PURCHASE WILL BE AUTOMATICALLY INVESTED IN CLASS I SHARES.

                                     MINIMUM
                                    INVESTMENTS*

           ---------------------- ---------------------

           To Open Your Account.          $ 100
           To Add to Your Account         $  25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.


CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

                                     CLASS I

o Higher front-end sales charges than Class II shares. There are several ways to reduce these charges, as described below. There is no front-end sales charge for purchases of $1 million or more.*

o Contingent Deferred Sales Charge on purchases of $1 million or more sold within one year

o   Lower annual expenses than Class II shares

                                    CLASS II

o   Lower front-end sales charges than Class I shares

o   Contingent Deferred Sales Charge on purchases sold within 18 months

o   Higher annual expenses than Class I shares

*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, ANY PURCHASE OF $1 MILLION OR MORE IS AUTOMATICALLY INVESTED IN CLASS I SHARES. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.


PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.


                                          TOTAL SALES CHARGE
                                          AS A PERCENTAGE OF             AMOUNT PAID
                                                                        TO DEALER AS A
AMOUNT OF PURCHASE                      OFFERING        NET AMOUNT       PERCENTAGE OF
AT OFFERING PRICE                         PRICE          INVESTED       OFFERING PRICE
----------------------------------- ---------------- ---------------- --------------------

CLASS I
Under $100,000....................          4.25%            4.44%             4.00%
$100,000 but less than $250,000...          3.50%            3.63%             3.25%
$250,000 but less than $500,000...          2.75%            2.83%             2.50%
$500,000 but less than $1,000,000.          2.15%            2.20%             2.00%
$1,000,000 or more*...............         None             None               None
 CLASS II
Under $1,000,000*.................          1.00%            1.01%             1.00%


*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? -- Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class."


SALES CHARGE REDUCTIONS AND WAIVERS


- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS -- CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT -- CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.


BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:


- You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

- You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

- Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

- Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.


Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.


If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? -- Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES -- CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.


A qualified group is one that:


-   Was formed at least six months ago,

-   Has a purpose other than buying Fund shares at a discount,

-   Has more than 10 members,

-   Can arrange for meetings between our representatives and group members,

- Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

- Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

- Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of Fund shares, you may buy shares of the Fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the Fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the SAME CLASS of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the Fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the same class of shares. This waiver does not apply to exchanges.

    If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

    If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

3.  Dividend or capital gain  distributions  from a real estate investment trust
    (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Distributions from an existing retirement plan invested in the Franklin Templeton Funds.

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

     If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of the redemption proceeds that you reinvest.

    If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

3.  Broker-dealers,   registered  investment  advisors  or  certified  financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

4. Registered Securities Dealers and their affiliates, for their investment accounts only

5. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

6.  Officers,  trustees,  directors  and  full-time  employees  of the  Franklin
Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

7. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

8.  Accounts managed by the Franklin Templeton Group

9. Certain unit investment trusts and their holders reinvesting distributions from the trusts

10. Group annuity separate accounts offered to retirement plans

11. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans or SEPs, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases -- Class I Only" above to be able to buy Class I shares without a front-end sales charge. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the account is closed within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? -- Contingent Deferred Sales Charge" for details.

Any retirement plan that does not meet the requirements to buy Class I shares without a front-end sales charge and that was a shareholder of the Fund on or before February 1, 1995, may buy shares of the Fund subject to a maximum sales charge of 4% of the Offering Price, 3.2% of which will be retained by Securities Dealers.


HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.


Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.


Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS


The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1. Class II purchases -- up to 1% of the purchase price.

2. Class I purchases of $1 million or more -- up to 0.75% of the amount

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers -- Retirement Plans" above -- up to 1% of the amount invested.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs -- up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans -- up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.


FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? -- OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

         METHOD                STEPS TO FOLLOW

  --------------------- ------------------------------------------
  BY MAIL               1.  Send us signed written instructions

                        2. Include any outstanding share certificates for the shares you want to exchange

 --------------------- ------------------------------------------
 BY PHONE              Call  Shareholder Services or TeleFACTS(R)

                       -   If you do not want the ability to
                           exchange by phone to appl  to your
                           account, please let us know.

 --------------------- ------------------------------------------
 THROUGH YOUR DEALER   Call your investment representative

--------------------- ------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

CONTINGENT DEFERRED SALES CHARGE -- CLASS I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.

CONTINGENT DEFERRED SALES CHARGE -- CLASS II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a Contingent Deferred Sales Charge, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a Contingent Deferred Sales Charge because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a Contingent Deferred Sales Charge ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.

Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.

If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

- You may only exchange shares within the SAME CLASS, except as noted below.

- The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

- Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

- The fund you are exchanging into must be eligible for sale in your state.

- We may modify or discontinue our exchange policy if we give you 60 days' written notice.

- Your exchange may be restricted or refused if you have: (i) requested an exchange out of the Fund within two weeks of an earlier exchange request,
    (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Class Z" shares. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may exchange their Class Z shares for Class I shares of the Fund at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

          METHOD               STEPS TO FOLLOW

        -------------------- ----------------------------------------------
        BY MAIL              1.  Send us signed written instructions. If
                                 you would like your redemption proceeds wired to a bank account, your instructions should include:

                                 o The name, address and telephone number of the bank where you want the proceeds sent

                                 o  Your bank account number

                                 o  The Federal Reserve ABA routing number

                                 o  If you are using a savings and loan or
                                    credit union, the name of  the
                                    corresponding bank and the account number

                            2. Include any outstanding share certificates for the shares you are selling

                            3.  Provide a signature guarantee if required

                            4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.

      -------------------- ----------------------------------------------
      BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                           Telephone requests will be accepted:

                           o   If the request is $50,000 or less.
                               Institutional accounts may exceed
                               $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                          o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

                          o   Unless you are selling shares in a Trust
                              Company retirement plan account

                          o   Unless the address on your account was
                              changed by phone within the last 15 days

                                 If you do not want the  ability  to
                                 redeem by phone to apply to your account, please let us know.

    THROUGH YOUR DEALER  Call your investment representative

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 4:00 p.m. Eastern time, your wire payment will be sent the next business day. For requests received in proper form after 4:00 p.m. Eastern time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

CONTINGENT DEFERRED SALES CHARGE

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan account is closed within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

-   Account fees

- Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

- Redemptions by the Fund when an account falls below the minimum required account size

-   Redemptions following the death of the shareholder or beneficial owner

- Redemptions  through a systematic  withdrawal  plan set up before  February 1,
  1995

- Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

- Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

-   Tax-free returns of excess contributions from employee benefit plans

- Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

-   Participant   initiated   distributions   from  employee  benefit  plans  or
    participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund intends to pay a monthly dividend representing substantially all of its net investment income and to distribute annually any net realized capital gains.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND -- You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, dividend distributions, or both. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS -- You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH -- You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

Distributions may be reinvested only in the SAME CLASS of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive signed written instructions, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

- Your name,

- The Fund's name,

- The class of shares,

- A description of the request,

- For exchanges, the name of the fund you are exchanging into,

- Your account number,

- The dollar amount or number of shares, and

- A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A notarized signature is not sufficient.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

        TYPE OF ACCOUNT        DOCUMENTS REQUIRED
        ---------------------- ---------------------------------------
         Corporation            Corporate Resolution

        ---------------------- ---------------------------------------
         Partnership           1. The pages from the  partnership
                                  agreement that identify the general
                                  partners, or

                               2. A certification for a partnership
                                  agreement

       ---------------------- ---------------------------------------
        Trust                  1. The pages from the trust  document
                                  that identify the trustees, or

                               2. A certification for trust

       ---------------------- ---------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? -- Systematic Withdrawal Plan" in the SAI for more information.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

-   obtain information about your account;

-   obtain price and performance information about any Franklin Templeton Fund;

-   exchange shares between identically registered Franklin accounts; and

-   request duplicate statements and deposit slips for Franklin accounts.

You will need the code number for each class to use TeleFACTS(R). The code number is 406 for Class I and 506 for Class II.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

- Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

- Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, Florida 33733-8030. The Fund and Distributors are also located at this address. Investment Counsel is located at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091. You may also contact us by phone at one of the numbers listed below.


                                                     HOURS OF OPERATION (EASTERN TIME)
  DEPARTMENT NAME                 TELEPHONE NO.       (MONDAY THROUGH FRIDAY)
 ------------------------------- ------------------- -------------------------------------------

  Shareholder Services            1-800/632-2301      8:30 a.m. to 8:00 p.m.

  Dealer Services                 1-800/524-4040      8:30 a.m. to 8:00 p.m.

  Fund Information                1-800/DIAL BEN      8:30 a.m. to 11:00 p.m.
                                  (1-800/342-5236)    9:30 a.m. to 5:30 p.m. (Saturday)

  Retirement Plan Services        1-800/527-2020      8:30 a.m. to 8:00 p.m.

  Institutional Services          1-800/321-8563      9:00 a.m. to 8:00 p.m.

  TDD (hearing impaired)          1-800/851-0637      8:30 a.m. to 8:00 p.m.



Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - The Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTMENT COUNSEL - The Fund's investment manager is Templeton Investment Counsel, Inc., through its Global Bond Managers division

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II.

QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored  simplified  employee pension plan established under section 408(k) of the Code

TELEFACTS(R) - FRANKLIN TEMPLETON'S AUTOMATED CUSTOMER SERVICING SYSTEM

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

INSTRUCTIONS AND  IMPORTANT  NOTICE

SUBSTITUTE W-9 INSTRUCTIONS INFORMATION

GENERAL. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

OBTAINING A NUMBER. If you do not have a Social Security Number/Taxpayer Identification Number or you do not know your SSN/TIN, you must obtain Form SS-5 or Form SS-4 from your local Social Security or IRS office and apply for one. If you have checked the "Awaiting TIN" box and signed the certification, withholding will apply to payments relating to your account unless you provide a certified TIN within 60 days.

WHAT SSN/TIN TO GIVE. Please refer to the following guidelines:


 ACCOUNT TYPE                GIVE SSN OF    ACCOUNT TYPE       GIVE EMPLOYER ID # OF
 --------------------------- -------------- ------------------ ----------------

 o   Individual              Individual     o Trust, Estate,   Trust, Estate, or
                                              or Pension Plan  Pension Plan Trust
                                              Trust

--------------------------- -------------- ------------------ -----------------
o   Joint Individual        Owner who      o Corporation,     Corporation,
                            will be          Partnership, or  Partnership, or
                            paying tax       other            other organization
                            or               organization
                            first-named
                            individual

-------------------------- -------------- ------------------ -----------------
o   Unif. Gift/             Minor          o Broker nominee   Broker nominee
   Transfer to Minor

--------------------------- -------------- ------------------ -----------------
o   Sole Proprietor         Owner of
                                                  business
 --------------------------- -------------- ------------------ ----------------
 o   Legal Guardian          Ward,
                                                  Minor, or
                                                  Incompetent

--------------------------- -------------- ------------------ -----------------

EXEMPT RECIPIENTS. Please provide your TIN and check the "Exempt Recipient" box if you are an exempt recipient. Exempt recipients include:

                A corporation                 An organization exempt from
                                              tax under  section  501(a),
                A financial institution       or an individual retirement plan


                A registered dealer in        An exempt charitable remainder
                securities or commodities     trust or a non-exempt trust
                registered in the U.S.        in section  4947(a)(1)
                or a U.S. described
                possession

                A real estate investment      An entity registered  at
                trust                         all times under the Investment
                                              Company Act of 1940

                A common trust fund operated
                by  a  bank  under   section
                584(a)


IRS PENALTIES. If you do not supply us with your SSN/TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report certain income on your federal income tax return, you will be treated as negligent and subject to an IRS 20% penalty on any underpayment of tax attributable to such negligence, unless there was reasonable cause for the resulting underpayment and you acted in good faith. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

SUBSTITUTE W-8 INSTRUCTIONS INFORMATION

EXEMPT FOREIGN PERSON. Check the "Exempt Foreign Person" box if you qualify as a non-resident alien or foreign entity that is not subject to certain U.S. information return reporting or to backup withholding rules. Dividends paid to your account may be subject to withholding of up to 30%. You are an "Exempt Foreign Person" if you are not (1) a citizen or resident of the U.S., or (2) a U.S. corporation, partnership, estate, or trust. In the case of an individual, an "Exempt Foreign Person" is one who has been physically present in the U.S. for less than 31 days during the current calendar year. An individual who is physically present in the U.S. for at least 31 days during the current calendar year will still be treated as an "Exempt Foreign Person," provided that the total number of days physically present in the current calendar year and the two preceding calendar years does not exceed 183 days (counting all of the days in the current calendar year, only one-third of the days in the first preceding calendar year and only one-sixth of the days in the second preceding calendar year). In addition, lawful permanent residents or green card holders may not be treated as "Exempt Foreign Persons." If you are an individual or an entity, you must not now be, or at this time expect to be, engaged in a U.S. trade or business with respect to which any gain derived from transactions effected by the Fund/Payer during the calendar year is effectively connected to the U.S. (or your transactions are exempt from U.S. taxes under a tax treaty).

PERMANENT ADDRESS. The Shareholder Application must contain your permanent address if you are an "Exempt Foreign Person." If you are an individual, provide your permanent address. If you are a partnership or corporation, provide the address of your principal office. If you are an estate or trust, provide the address of your permanent residence or the principal office of any fiduciary.

NOTICE OF CHANGE IN STATUS. If you become a U.S. citizen or resident after you have provided certification of your foreign status, or if you cease to be an "Exempt Foreign Person," you must notify the Fund/Payer within 30 days of your change in status. Reporting will then begin on the account(s) listed, and backup withholding may also begin unless you certify to the Fund/Payer that (1) the taxpayer identification number you have given is correct, and (2) the Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain interest or dividend income. You may use Form W-9, "Payer's Request for Taxpayer Identification Number and Certification," to make these certifications. If an account is no longer active, you do not have to notify a Fund/Payer or broker of your change in status unless you also have another account with the same Fund/Payer that is still active. If you receive interest from more than one Fund/Payer or have dealings with more than one broker or barter exchange, file a certificate with each. If you have more than one account with the same Fund/Payer, the Fund/Payer may require you to file a separate certificate for each account.

WHEN TO FILE. File these certifications with the Fund before a payment is made to you, unless you have already done this in either of the two preceding calendar years.

HOW OFTEN YOU MUST FILE. This certificate generally remains in effect for three calendar years. A Fund/Payer or broker, however, may require that a new certificate be filed each time a payment is made. On joint accounts for which each joint owner is a foreign person, each must provide a certification of foreign status.

                                       RESOLUTION SUPPORTING AUTHORITY OF
                                       CORPORATE /ASSOCIATION SHAREHOLDER
-----------------------------------------------------------------------------
INSTRUCTION:

It will be necessary for corporate/association shareholders to provide a certified copy of a resolution or other certificate of authority supporting the authority of designated officers of the corporation/association to issue oral and written instruction on behalf of the corporation/association for the purchase, sale (redemption), transfer and/or exchange of Franklin Templeton Fund shares. You may use the following form of resolution or you may prefer to use your own.

CERTIFIED COPY OF RESOLUTION (Corporation or Association)

The undersigned hereby certifies and affirms that he/she is the duly elected
                        of                              a

   Title                   Corporate Name                  Type of Organization
organized under the laws of the State of                           and that the

                                                    State

following is a true and correct copy of a resolution adopted by the Board of Directors by unanimous written consent (a copy of which is attached) or at a meeting duly called and held on ______________________________, 19__.

    "RESOLVED, that

                                    Name of Corporation/Association

     (the "Company") is authorized to invest the Company's assets in one or more investment companies (mutual funds) whose shares are distributed by Franklin/Templeton Distributors, Inc. ("Distributors"). Each such investment company, or series thereof, is referred to as a "Franklin Templeton Fund" or "Fund."

    FURTHER RESOLVED, that any (enter number) ________________ of the following officers of this Company (acting alone, if one, or acting together, if more than one) is/are authorized to issue oral or written instructions (including the signing of drafts in the case of draft accessed money fund accounts) on behalf of the Company for the purchase, sale (redemption), transfer and/or exchange of Fund shares and to execute any Fund application(s) and agreements pertaining to Fund shares registered or to be registered to the Company (referred to as a "Company Instruction"); and, that this authority shall continue until Franklin/Templeton Investor Services, Inc. ("Investor Services") receives written notice of revocation or amendment delivered by registered mail. The Company's officers authorized to act on behalf of the Company under this resolution are (enter officer titles only):

    (referred to as the "Authorized Officers").

    FURTHER RESOLVED, that Investor Services may rely on the most recently provided incumbency certificate delivered by the Company to Investor
    Services to identify those individuals who are the incumbent Authorized Officers and that Investor Services shall have no independent duty to determine if there has been any change in the individuals serving as incumbent Authorized Officers.

    FURTHER RESOLVED, that the Company ("Indemnitor") undertakes and agrees to indemnify and hold harmless Distributors, each affiliate of Distributors, each Franklin Templeton Fund and their officers, employees and agents (referred to hereafter collectively as the "Indemnitees") from and against any and all liability, loss, suits, claims, costs, damages and expenses of whatever amount and whatever nature (including without limitation reasonable attorneys' fees, whether for consultation and advice or representation in litigation at both the trial and appellate level) any indemnitee may sustain or incur by reason of, in consequence of, or arising from or in connection with any action taken or not taken by an Indemnitee in good faith reliance on a Company Instruction given as authorized under this resolution."

The undersigned further certifies that the below named persons, whose signatures appear opposite their names, are the incumbent Authorized Officers (as that term is defined in the above resolution) who have been duly elected to the office identified beside their name(s) (attach additional list if necessary).


                                     X
Name/title (please print or type)    Signature


                                     X
Name/title (please print or type)    Signature


                                     X
Name/title (please print or type)    Signature


                                     X
Name/title (please print or type)    Signature


Certified from minutes

X
Signature

---------------------------------
----------------------------------------------
Name/title (please print or type)
CORPORATE SEAL (if appropriate)

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


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


FRANKLIN  TEMPLETON  GROUP OF  FUNDS

LITERATURE REQUEST E CALL 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH

Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller
 Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton
 Global Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income
 Fund

GLOBAL INCOME

Franklin Global Government
Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High
 Income Currency Fund
Templeton Americas
 Government Securities Fund

GROWTH

Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California  Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap
Growth Fund
Franklin Small Cap Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund
Franklin Convertible  Securities  Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value  Fund
Franklin Natural Resources Fund
Franklin Real Estate  Securities Fund
Franklin Rising  Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutua Financial  Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES
Franklin Templeton
Conservative Target Fund
Franklin Templeton
Moderate Target Fund
Franklin Templeton
Growth Target Fund

INCOME

Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment
Grade Income Fund
Franklin Short-Intermediate U.S.
Government Securities Fund
Franklin U.S. Government
Securities Fund
Franklin Money Fund
Franklin Federal Money Fund
FOR CORPORATIONS
Franklin Corporate Qualified
Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS
SEEKING TAX-FREE INCOME

Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+

Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
(an immediate annuity)

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

***Portfolio of insured municipal securities.

+Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

FGF 09/97                  [LOGO] Printed on recycled paper             406 P
01/98

--------------                                                 ----------------
TEMPLETON                                                       BULK RATE
GLOBAL BOND FUND                                                U.S. Postage
                                                                PAID
P.O. Box 33031                                                 Sacramento,CA
ST. PETERSBURG, FL 33733-8031                                  Permit No.333
--------------                                                 ----------------

406 P 01/98

TL406 P                           [LOGO]  Printed on recycled paper